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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 26, 1994 appearing on page 29 of Union Texas Petroleum Holdings, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1993. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICE WATERHOUSE

Houston, Texas
May 24, 1994